UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021 (June 21, 2021)

Crescent Capital BDC, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	814-01132	47-3162282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11100 Santa Monica Blvd., Suite 2000, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 235-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 21, 2021, Crescent Capital BDC Funding, LLC (“CCAP SPV”), a wholly owned subsidiary of Crescent Capital BDC, Inc. (the “Company”), entered into the fifth amendment (the “Fifth Amendment”) to the loan and security agreement (as amended, modified and supplemented from time to time the “SPV Asset Facility”), by and among the Company, as the collateral manager, seller and equityholder, CCAP SPV, as the borrower, the banks and other financial institutions from time to time party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender. Previously, on March 10, 2020, CCAP SPV entered into the fourth amendment to the SPV Asset Facility (the “Fourth Amendment,” and together with the Fifth Amendment, the “Amendments”). The cumulative effect of the Amendments, among other things, was to (i) add mechanics relating to the transition from the use of LIBOR to SOFR upon the discontinuance or unavailability of LIBOR, (ii) increase the maximum commitment amount under the SPV Asset Facility from $250 million to $350 million, (iii) decrease the interest rate under the SPV Asset Facility to the benchmark plus a margin attributable to middle market loans of 2.10%, and (iv) extend the maturity of the SPV Asset Facility to June 22, 2026.

The description above is only a summary of the material provisions of the Amendments and is qualified in its entirety by reference to copies of the Amendments, which are filed as Exhibits 10.1 and 10.2 to this current report on Form 8-K and by this reference incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

10.1	Fourth Amendment to Loan and Security Agreement, dated March 10, 2020, among Crescent Capital BDC, Inc., as the collateral manager, seller and equityholder, Crescent Capital BDC Funding, LLC, as the borrower, the banks and other financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender

10.2	Fifth Amendment to Loan and Security Agreement, dated June 21, 2021, among Crescent Capital BDC, Inc., as the collateral manager, seller and equityholder, Crescent Capital BDC Funding, LLC, as the borrower, the banks and other financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL, BDC, INC.

Date: June 25, 2021

	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer